HIGHLAND FUNDS II

(formerly Pyxis Funds II)

Highland Energy MLP Fund

(formerly Pyxis Energy MLP Fund)

Supplement dated March 21, 2013 to the Prospectus and Statement of Additional Information (“SAI”) for the Highland Energy MLP Fund, each dated February 1, 2013, as amended and supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the Highland Energy MLP Fund (the “Fund”) and should be read in conjunction with the Prospectus and SAI.

Change of Portfolio Manager

Effective as of March 15, 2013, Mauricio Delgado is no longer a portfolio manager of the Fund. All references to Mr. Delgado contained in the Prospectus and SAI are hereby deleted.

The section entitled “Portfolio Management” on page nine (9) of the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Highland Capital Management Fund Advisors, L.P. (the “Adviser”) serves as the investment adviser to the Fund and Highland Capital Management, L.P., an affiliate of the Adviser, serves as the sub-adviser (the “Sub-Adviser”) to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio Manager experience in this Fund	Title with Sub-Adviser
Matthew Gray	Since February 2013	Director
Jon Poglitsch	Since March 2013	Director

The fourth paragraph of the section entitled “Management of the Funds-About the Fund’s Portfolio Managers” on page twenty-seven (27) of the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following.

Jon Poglitsch, CFA

Mr. Poglitsch is a Director at HCM, where he has spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries. In his previous role at HCM, he served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining the firm in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co., where he provided mergers & acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

The section entitled “Management of the Trust-Portfolio Managers-Other Accounts Managed” on page twenty-nine (29) of the SAI is hereby deleted in its entirety and replaced with the following:

Portfolio Managers – Other Accounts Managed

The Fund’s portfolio managers are Matthew Gray and Jon Poglitsch. The following table provides information about (i) the number of registered investment companies managed by the portfolio manager on a day-to-day basis (excluding the Fund) and the corresponding total assets managed in such investment companies, (ii) the number of other pooled investment vehicles managed by the portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iii) the number of other accounts managed by the portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, (iv) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any, and (vi) the dollar range of the Fund’s securities owned by the Fund’s portfolio manager, if any. All information is provided as of March 15, 2013.

Portfolio Managers	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Matthew Gray	0	None	None	$50,001—$100,000

Jon Poglitsch	0	None	None	None

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND SAI

FOR FUTURE REFERENCE

HFII-SUP-3/21/13